As filed with the Securities and Exchange Commission on February 7, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22499

The Cushing Renaissance Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: September 25, 2012 through November 30, 2012

Item 1. Reports to Stockholders.

THE CUSHING® RENAISSANCE FUND

Annual Report

November 30, 2012

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 www.cushingcef.com www.swankcapital.com

The Cushing® Renaissance Fund

Shareholder Letter

Dear Fellow Shareholders,

The Cushing® Renaissance Fund commenced operations in late September 2012. Saket Kumar and Matthew Lemme joined the Fund’s portfolio management team shortly thereafter. Both are seasoned portfolio managers who joined Cushing® MLP Asset Management, LP, the Fund’s investment adviser, from well-regarded money management firms.

At the core of the Fund’s thesis is the belief that dramatic changes in the domestic oil and gas landscape, both in terms of production volume growth and prices relative to the rest of the world, are leading to revival and growth in the U.S. industrial and manufacturing sector. This has implications all along the energy value chain, ranging from production, transportation, industrial and manufacturing and eventually, end-users. Since the Fund’s inception, we have seen almost weekly validation of this thesis, evidenced in announcements of new North American company investments in the industrial and manufacturing sector as well as Wall Street research and general news reports on the topic.

The second half of 2012 has been volatile, with macroeconomic events dominating headlines and market direction — specifically, extension of quantitative easing programs by the Federal Reserve, the U.S. Presidential election, and the so-called “fiscal cliff” debate. Given this confluence of events and what we perceived as unusual bouts of volatility surrounding them, we were patient and judicious in putting your money to work following the Fund’s initial public offering.

Economic indicators year-to-date imply economic growth and a nascent housing recovery. We are concerned that new taxes stemming from the “fiscal cliff” agreement may create a drag on 2013 economic growth. However, the energy sector has been, and we believe will continue to be, a tailwind to U.S. job creation and gross domestic product growth.

Fund Performance

The Fund delivered a 0.59% total return (on an NAV basis) for the period from September 25, 2012 to November 30, 2012, versus total returns of –3.94% and –1.28% for the S&P North American Natural Resources Sector Index and the S&P 500 Index, respectively. The largest individual contributors to the Fund’s performance for the period were HollyFrontier Corp. (NYSE: HFC), Alon USA Partners, LP (NYSE: ALDW) and Marathon Petroleum Corp. (NYSE: MPC). The largest detractors from the Fund’s performance were Occidental Petroleum Corporation (NYSE: OXY), DuPont (NYSE: DD) and Fluor Corp. (NYSE: FLR). The Fund’s top performers benefited from strengthening refining economics during the period while our underperformers were stunted by differing factors, including an oil price decline and weakness in the European economy.

2013 Outlook

For the equity markets in 2012, accommodative central bank policy globally, an improving U.S. economy aided by a recovering housing sector, and improving employment conditions in the U.S. were more than enough to offset the headwinds provided by Eurozone economic weakness, the “fiscal cliff” debate, instability in the Middle East, and growth concerns in emerging markets (especially China).

While we believe global macro issues will still be the focus as we head into 2013, we remain very positive about the sectors underlying the Fund’s strategy. We believe the beneficiaries of this strategy will continue to range from upstream and midstream energy to the manufacturing and transportation industries since the Fund’s strategy is propelled by the ongoing structural, rather than cyclical, change in the U.S. manufacturing landscape aided by the low cost of production for natural gas and crude oil. Some of the subsectors in the Fund’s strategy, such as chemicals and refining, have already started to see the benefit of margin expansion via the use of low cost domestic feedstock. We believe this is just the beginning of the margin expansion stories as the recent success of these industries incentivizes companies to review their production footprints in North America for new investment or to de-bottleneck existing networks to benefit from the region’s advantaged cost of energy.

Notably, this manufacturing renaissance takes place during a period of subdued global growth. We believe companies investing in capacity or de-bottlenecking today will be well positioned for the next leg of enhanced profitability fueled by demand growth as the global macro environment improves cyclically. In the meantime, many beneficiaries of the manufacturing renaissance are already generating enough free cash flow to fund growth capital and increase cash returns to shareholders through buybacks, regular dividends and special dividends. We believe these factors make the Fund’s strategy attractive to both growth and income focused investors.

In closing, we at Swank Capital, LLC and Cushing® MLP Asset Management, LP truly appreciate your support and we look forward to helping you achieve your investment goals in the coming year.

Sincerely,

Jerry V. Swank

Chief Executive Officer

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

The S&P North American Natural Resources Sector Index measures the performance of U.S. traded natural resources related stocks. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® Renaissance Fund

Allocation of Portfolio Assets(1) (Unaudited)

November 30, 2012

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Senior Notes
(4)	Common Stock

The Cushing® Renaissance Fund

Schedule of Investments	November 30, 2012

COMMON STOCK — 41.2%(1)	Shares	Fair Value

Chemicals — 5.2%(1)
United States — 2.8%(1)
The Dow Chemical Company	75,000	$2,264,250
E.I. du Pont de Nemours and Company	40,000	1,725,600
Netherlands — 2.4%(1)
LyondellBasell Industries NV	70,000	3,481,100

		7,470,950

Diversified General Partnerships — 8.2%(1)
Canada — 2.6%(1)
Enbridge Inc.	93,000	3,746,970
United States — 5.6%(1)
HollyFrontier Corporation	93,000	4,215,690
Marathon Petroleum Corporation	47,100	2,804,334
Phillips 66	20,000	1,047,400

		11,814,394

Exploration & Production — 4.0%(1)
United States — 4.0%(1)
Occidental Petroleum Corporation	60,000	4,512,600
Pioneer Natural Resources Company	11,000	1,177,000

		5,689,600

Industrials — 3.8%(1)
United States — 3.8%(1)
Fluor Corporation	45,100	2,393,908
Trinity Industrials, Inc.	85,000	2,700,450
United Rentals, Inc.(2)	10,000	415,300

		5,509,658

Integrated Oil — 4.0%(1)
Canada — 1.3%(1)
Cenovus Energy Inc.	58,000	1,934,300
France — 1.4%(1)
Total SA	39,000	1,956,240
Netherlands — 1.3%(1)
Royal Dutch Shell PLC	28,500	1,908,645

		5,799,185

Metals & Mining — 0.9%(1)
United States — 0.9%(1)
Nucor Corporation	15,000	617,700
Steel Dynamics, Inc.	50,000	646,000

		1,263,700

Oil and Gas Services — 4.0%(1)
Bermuda — 1.6%(1)
Seadrill Ltd.	60,000	2,311,800

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Schedule of Investments	November 30, 2012 — (Continued)

COMMON STOCK — 41.2%(1)	Shares	Fair Value

United Kingdom — 1.1%(1)
Ensco PLC	27,000	$1,572,210
United States — 1.3%(1)
Cameron International Corporation(2)	35,000	1,888,250

		5,772,260

Shipping — 3.5%(1)
Marshall Islands — 3.5%(1)
Teekay Offshore Partners L.P.	188,100	5,009,103

Transportation — 2.9%(1)
Bermuda — 1.3%(1)
Golar LNG Ltd.	50,000	1,954,000
United States — 1.6%(1)
Genesee & Wyoming Inc.(2)	15,000	1,094,250
Kansas City Southern	15,000	1,172,250

		4,220,500

Utilities — 4.7%(1)
United States — 4.7%(1)
Questar Corporation	150,000	2,943,000
The Southern Company	43,500	1,894,425
Xcel Energy, Inc.	72,000	1,947,600

		6,785,025

Total Common Stock (Cost $59,555,469)		$59,334,375

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 16.3%(1)
Crude Oil & Refined Products — 2.7%(1)
United States — 2.7%(1)
Delek Logistics Partners LP(2)	175,000	$3,928,750

Other — 3.5%(1)
United States — 3.5%(1)
Calumet Specialty Products Partners, L.P.	160,100	4,969,504

Shipping — 3.3%(1)
United States — 3.3%(1)
Cheniere Energy Partners, L.P.	230,000	4,795,500

Variable Distribution — 6.8%(1)
United States — 6.8%(1)
Alon USA Partners, LP(2)	170,500	3,219,040
Petrologistics, L.P.	100,000	1,172,000
Rentech Nitrogen Partners LP	134,100	5,351,931

		9,742,971

Total Master Limited Partnerships and Related Companies (Cost $23,298,005)		$23,436,725

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Schedule of Investments	November 30, 2012 — (Continued)

SENIOR NOTES — 15.4%(1)	Principal Amount	Fair Value

Exploration and Production — 4.9%(1)
United States — 4.9%(1)
Penn VA Corporation, 7.25%, due 04/15/2019	$3,000,000	$2,902,500
Plains Exploration & Production, Co., 6.750%, due 02/01/2022	4,000,000	4,140,000

		7,042,500

Metals & Mining — 3.4%(1)
United States — 3.4%(1)
Cliffs Natural Resources Inc., 6.250%, due 10/01/2040	5,000,000	4,799,280

Refining — 3.4%(1)
United States — 3.4%(1)
CVR Refining LLC/Coffeyville Finance Inc, 6.500%, due 11/01/2022(3)	5,000,000	4,937,500

Upstream — 3.7%(1)
United States — 3.7%(1)
Linn Energy, LLC, 7.750%, due 02/01/2021	5,000,000	5,300,000

Total Senior Notes (Cost $22,252,736)		$22,079,280

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 30.5%(1)	Shares
United States — 30.5%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(4)	8,769,013	$8,769,013
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(4)	8,769,013	8,769,013
Fidelity Money Market Protfolio — Institutional Class, 0.14%(4)	8,769,013	8,769,013
First American Government Obligations Fund — Class Z, 0.02%(4)	8,769,013	8,769,013
Invesco STIC Prime Portfolio, 0.09%(4)	8,769,013	8,769,013

Total Short-Term Investments (Cost $43,845,065)		$43,845,065

TOTAL INVESTMENTS — 103.4%(1) (Cost $148,951,275)		$148,695,445
Liabilities in Excess of Other Assets — (3.4)%(1)		(4,845,152)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$143,850,293

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	No distribution or dividend was made during the period ended November 30, 2012. As such, it is classified as a non-income producing security as of November 30, 2012.

(3)	Restricted security under Rule 144A under the Securities Act of 1933, as amended.

(4)	Rate reported is the current yield as of November 30, 2012.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statement of Assets & Liabilities

November 30, 2012

Assets
Investments, at fair value (cost $148,951,275)	$148,695,445
Dividends receivable	351,531
Interest receivable	289,218
Prepaid expenses	990

Total assets	149,337,184

Liabilities
Payable to Adviser, net of waiver	113,022
Payable for investments purchased	5,190,271
Payable to Trustees	9,000
Accrued expenses and other liabilities	174,598

Total liabilities	5,486,891

Net assets applicable to common stockholders	$143,850,293

Net Assets Applicable to Common Stockholders Consisting of Capital stock, $0.001 par value; 6,054,188 shares issued and outstanding (unlimited shares authorized)	$6,054
Additional paid-in capital	144,235,196
Undistributed net investment income	44,015
Accumulated realized loss	(179,281)
Net unrealized loss on investments	(255,691)

Net assets applicable to common stockholders	$143,850,293

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$23.76

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statement of Operations

Period From September 25, 2012(1) through November 30, 2012

Investment Income
Distributions received from master limited partnerships	$444,806
Less: return of capital on distributions	(422,566)

Distribution income from master limited partnerships	22,240
Dividends from common stock, net of foreign taxes withheld of $7,619	407,243
Interest income	98,905

Total Investment Income	528,388

Expenses
Advisory fees	303,455
Professional fees	101,730
Reports to stockholders	30,000
Registration fees	30,000
Trustees’ fees	22,730
Administrator fees	22,000
Insurance expense	20,934
Transfer agent fees	5,400
Custodian fees and expenses	4,000
Other expenses	250

Total Expenses	540,499
Less: expenses waived by Adviser	(60,691)

Net Expenses	479,808

Net Investment Income	48,580

Realized and Unrealized Loss on Investments
Net realized loss on investments	(183,846)
Net change in unrealized depreciation of investments	(255,691)

Net Realized and Unrealized Loss on Investments	(439,537)

Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(390,957)

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statement of Changes in Net Assets

Period From September 25, 2012(1) through November 30, 2012
Operations
Net investment income	$48,580
Net realized loss on investments	(183,846)
Net change in unrealized depreciation of investments	(255,691)

Net decrease in net assets applicable to common stockholders resulting from operations	(390,957)

Capital Share Transactions
Proceeds from initial public offering of 6,050,000 common shares	151,250,000
Underwriting discounts and offering expenses associated with the issuance of common shares	(7,108,750)

Net increase in net assets applicable to common stockholders from capital share transactions	144,141,250

Total increase in net assets applicable to common stockholders	143,750,293
Net Assets
Beginning of period	100,000

End of period	$143,850,293

Undistributed net investment income at the end of the period	$44,015

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Financial Highlights

	Period From September 25, 2012(1) through November 30, 2012
Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	25.00
Underwriting discounts and offering costs on issuance of common shares	(1.17)
Income from Investment Operations:
Net investment income	0.01
Net realized and unrealized loss on investments	(0.08)

Total decrease from investment operations	(0.07)

Net Asset Value, end of period	$23.76

Per common share fair value, end of period	$23.41

Total Investment Return Based on Fair Value(3)	(6.36)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$143,850
Ratio of expenses to average net assets before waiver(5)	2.32%
Ratio of expenses to average net assets after waiver(5)	2.06%
Ratio of net investment income to average net assets before waiver(5)	(0.05)%
Ratio of net investment income to average net assets after waiver(5)	0.21%
Portfolio turnover rate	9.23	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. Total investment return does not reflect brokerage commissions.

(4)	Not annualized.

(5)	Annualized for periods less than one full year.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Notes to Financial Statements

November 30, 2012

1.    Organization

The Cushing® Renaissance Fund (the “Fund”) was formed as a Delaware statutory trust on November 16, 2010, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is managed by Cushing® MLP Asset Management, LP (“Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on September 25, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SZC.”

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the securities sold short. The Fund did not hold any securities sold short as of and for the period from September 25, 2012 (commencement of operations) to November 30, 2012.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the period ended November 30, 2012, the Fund has estimated approximately 5% of the distributions from MLPs to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on the accrual basis.

D.  Dividends and Distributions to Stockholders

Dividends and distributions to common stockholders will be recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. There were no distributions paid to common stockholders for the period ended November 30, 2012.

E.  Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

H.  Offering Costs and Underwriting Discounts

Offering costs and underwriting discounts related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter commissions) of $270,000 and $32,500 and underwriting discounts of $6,075,000 and $731,250 were charged to additional paid-in capital for the issuance of common stock in September 2012 and November 2012, respectively.

I.  Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The Fund has adopted these amendments and they did not have a material impact on the Fund’s financial statements.

3.    Concentrations of Risk

The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets (as defined below) in (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services and logistics companies (collectively, “Energy Companies”), and (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Adviser expects to benefit from lower energy and feedstock costs (collectively, “Industrial Companies” and, together with Energy Companies, “Renaissance Companies”); up to 25% of its Managed Assets in securities of energy MLPs; up to 25% of its Managed Assets in unregistered or otherwise restricted securities, including securities issued by private companies; and up to 30% of its Managed Assets in debt securities, preferred stock and convertible securities, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) with respect to up to 10% of its Managed Assets, lower rated or unrated at the time of investment. These investments may include securities such as partnership interests, limited liability company interests or units, trust units, common stock, preferred stock, convertible securities, warrants and depositary receipts and debt securities. The Fund will not invest directly in commodities.

“Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s managed assets during such month. The Adviser has agreed to waive 0.25% of the management fee for the first twelve (12) months of operations. The Adviser earned $303,455 in advisory fees for the period ended November 30, 2012. The Adviser waived $60,691 for the period ended November 30, 2012.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

It is the Fund’s intention to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $4,565 from undistributed net investment income and $4,565 to accumulated net realized loss.

The following information is provided on a tax basis as of November 30, 2012:

Cost of investments	$148,937,190

Gross unrealized appreciation	$2,572,396
Gross unrealized depreciation	(2,814,141)

Net unrealized appreciation (depreciation)	$(241,745)

Undistributed Operating Income	29,930
Other accumulated gains (losses)	$(179,142)

Total accumulated earnings (losses)	$(390,957)

The capital loss carryforward is available to offset future taxable income. The Fund has the following capital loss amounts:

Fiscal Year Ended Capital loss	Amount	Characteristic
November 30, 2012	$179,281	Short Term

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The period from September 25, 2012 (commencement of operations) to November 30, 2012 remains subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at November 30, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$59,334,375	$59,334,375	$—	$—
Master Limited Partnerships and Related Companies(a)	23,436,725	23,436,725	—	—

Total Equity Securities	82,771,100	82,771,100	—	—

Notes
Senior Notes(a)	22,079,280	—	22,079,280	—

Total Notes	22,079,280	—	22,079,280	—

Other
Short-Term Investments	43,845,065	43,845,065	—	—

Total Other	43,845,065	43,845,065	—	—

Total	$148,695,445	$126,616,165	$22,079,280	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended November 30, 2012.

There were no transfers between any levels during the period ended November 30, 2012.

7.    Investment Transactions

For the period ended November 30, 2012, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $111,459,210 and $5,744,545 (excluding short-term securities), respectively.

8.    Common Stock

The Fund has unlimited shares of capital stock authorized and 6,054,188 shares outstanding at November 30, 2012. Transactions in common stock for the period ended November 30, 2012 were as follows:

Shares at September 25, 2012	4,188
Shares sold through initial offering	5,400,000
Shares sold through additional offerings	650,000

Shares at November 30, 2012	6,054,188

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with Bank of America — Merril Lynch. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which approximates LIBOR plus 0.30%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective. The Fund did not draw on the arrangement during the period ended November 30, 2012.

10.    Subsequent Events

On December 21, 2012, the Fund paid a distribution in the amount of $0.25 per common share, for a total of $1,513,547. Of this total, the dividend reinvestment amounted to $42,732.

The Cushing® Renaissance Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Cushing Renaissance Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cushing Renaissance Fund (the Fund), as of November 30, 2012, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from September 25, 2012 (commencement of operations) to November 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing Renaissance Fund at November 30, 2012, and the results of its operations, the changes in its net assets, and the financial highlights for the period from September 25, 2012 (commencement of operations) to November 30, 2012, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

January 29, 2013

The Cushing® Renaissance Fund

Trustees and Executive Officers (Unaudited)

November 30, 2012

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2012	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	6	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2012	Retired. Private Investor with over 35 years of experience in asset management, investment banking and general business matters.	6	None.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees — (Continued)
Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2012	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	6	Dorchester Minerals LP (2008 – present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)

Interested Trustees
Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2012	Managing Partner of the Adviser and founder Swank Capital, LLC of (2000 – present).	6	E-T Energy Ltd. (2008 – present). (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (storage and transportation of refined petroleum products and petrochemicals).

(1)

After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Trout is expected to stand for re-election in 2013, Mr. Bruce in 2014, and Messrs. McMillan and Swank in 2015.

(2)

The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Adviser serves as investment adviser. As of November 30, 2012, there were six funds in the Fund Complex.

(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years
Daniel L. Spears (1972)	Executive Vice President	Officer since 2012	Partner and portfolio manager of the Adviser (2006 – present). Previously, investment banker at Banc of America Securities, LLC (1998 – 2006).

John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2012	Chief Operating Officer (“COO”) and Chief Financial Officer of the Adviser (2010 – present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 –2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2012	General Counsel and Chief Compliance Officer of the Adviser (2010 – present); Partner at Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal, Compliance and Administration at American Beacon Advisors (1995 –2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 –1995).

Judd B. Cryer (1973)	Vice President	Officer since 2012	Managing Director and Senior Research Analyst of the Adviser (2005 – present). Previously, a consulting engineer at Utility Engineering Corp. (1999 – 2003) and a project manager with Koch John Zink Company (1996 – 1998).

The Cushing® Renaissance Fund

Additional Information (Unaudited)

November 30, 2012

Investment Policies and Parameters

Previously, the Fund had stated an intention to generally invest in 20-40 issuers. The Board of Trustees has approved eliminating that policy. While the Fund initially expects to invest in a greater number of issuers, the Fund may in the future invest in fewer issuers. The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

The Commodity Futures Trading Commission (“CFTC”) has amended its Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, beginning on January 1, 2013, the Fund will limit its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended November 30, 2012, the aggregate compensation paid by the Fund to the independent trustees was $13,730. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Form N-Q

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to shareholders of The Cushing® Renaissance Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

The Cushing® Renaissance Fund

Board Approval of Investment

Management Agreement (Unaudited)

November 30, 2012

On July 26, 2012, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing MLP Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser, including, among other things, comparative information about the fees and expenses and performance of certain other closed-end funds. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement. The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of its current assets under management. The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, polices and restrictions of the Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with (a) a peer group of competitor closed-end funds designated by the Adviser that manage publicly traded portfolios investing primarily in MLPs, noting that there is no accurate peer group for Renaissance given its unique investment program, (b) other products managed by the Adviser and (c) fees traditionally charged for these types of investment vehicles when they are structured as private investment vehicles. Given the small universe of managers fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees determined that the proposed contractual annual advisory fee of 1.50% was slightly below the median within the peer group. Furthermore, the proposed fee structure was competitive with fee structures applicable to other similar products managed by the Adviser. The Board of Trustees concluded that the investment advisory fees to be received by the Adviser with respect to the Fund were comparable to the fees charged to other investment vehicles within the Fund’s peer group and by the Adviser to its other clients in broadly comparable investment products.

Consideration of Investment Performance

The Board of Trustees noted that the Fund had no performance to evaluate because it was not yet in operation.

Other Considerations

The Board of Trustees received and considered a current and projected profitability analysis prepared by the Adviser based on the fees payable under the Agreement. The Board of Trustees considered the profits, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund and concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Fund will be passed along to the shareholders under the proposed agreements. The Board of Trustees also concluded there were no material economics of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In selecting the Adviser as the Fund’s investment adviser and approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was in the best interests of the Fund and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® Renaissance Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer and President

Daniel L. Spears

Executive Vice President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® MLP Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

THE CUSHING® RENAISSANCE FUND

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 www.cushingcef.com www.swankcapital.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its Audit Committee. Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 11/30/2012
Audit Fees	91,500
Audit-Related Fees	None
Tax Fees	17,000
All Other Fees	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 11/30/2012
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2012
Registrant	None
Registrant’s Investment Adviser	None

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Messrs. Brian R. Bruce, Edward N. McMillan and Ron P. Trout.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing MLP Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank, Daniel L. Spears, Matthew A. Lemme and Saket Kumar (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio managers as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner of the Investment Adviser since 2003.

Daniel L. Spears	Executive Vice President since 2010.	Partner and portfolio manager of the Investment Adviser since 2006.

Matthew A. Lemme	Portfolio Manager since 2012.	Managing Director, Senior Research Analyst and Portfolio Manager of the Investment Adviser since 2012. Previously, a portfolio manager and Managing Director of Highland Capital Management (2008-2012), an associate research analyst at UBS Securities, a consultant at Deloitte Consulting and an investment banking analyst at CCF Charterhouse.

Saket Kumar	Portfolio Manager since 2012.	Managing Director, Senior Research Analyst and Portfolio Manager of the Investment Adviser since 2012. Previously, a research analyst at Citadel Investment Group (2011-2012), a senior research analyst for the Investment Adviser (2008-2011) an investment banking analyst at Bear Stearns and an engineer in the marine transportation industry.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2012:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Jerry V. Swank
Registered investment companies	6	$1,226,310,306	0	$0
Other pooled investment vehicles	8	$736,408,561	7	$721,616,667
Other accounts	3	$32,616,075	1	$16,547,770
Daniel L. Spears

Registered investment companies	5	$1,207,154,330	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Matthew A. Lemme
Registered investment companies	1	$144,048,779	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$10,200,974	0	$0
Saket Kumar
Registered investment companies	1	$144,048,779	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, the Affiliated Funds, in which The Cushing® Renaissance Fund (the “Fund”) will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the Fund’s. Situations may occur where the Fund could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limits on the size of the Fund’s position, or difficulty in liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the Fund’s Board of Trustees and its officers have a fiduciary obligation to act in the Fund’s best interest.

The Fund’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

The Investment Adviser manages several private managed accounts. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the Fund’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the Fund.

Investment decisions for the Fund are made independently from those of other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the Fund.

The Fund’s investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment Adviser evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Investment Adviser will fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the Fund in which the Fund cannot invest because of the particular allocation method being used for that investment.

Under the Investment Company Act of 1940 (the “1940 Act”), the Fund and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.

(a)(3) As of November 30, 2012:

Compensation

Messrs. Swank, Spears, Lemme and Kumar are compensated by the Investment Adviser. Messrs. Swank and Spears are principals of the Investment Adviser and are compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Messrs. Swank, Spears and Lemme, including the Affiliated Funds, have investment strategies that are similar to the Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4) As of November 30, 2012:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Jerry V. Swank	$100,001 – 500,000	(1)
Daniel L. Spears	$10,001-50,000
Matthew A. Lemme	$10,001-50,000
Saket Kumar	None

(1)	Includes securities owned by the Investment Adviser. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the securities held by the Investment Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 09/25/2012-09/30/2012	0	0	0	0

Month #2 10/01/2012-10/31/2012	0	0	0	0
Month #3 11/01/2012-11/30/2012	0	0	0	0
Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Renaissance Fund

By	(Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date February 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date February 7, 2013

By	(Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date February 7, 2013